______________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 31, 2025
______________________________________________________________________________
AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
______________________________________________________________________________

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Amendment Of Alerus Financial Revolver to Add Overline Note

On March 31, 2025, AirCo, LLC, Airco 2, LLC, Air’Zona Aircraft Services, Inc., AirCo Services, LLC, CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Stratus Aero Partners, LLC, Worldwide Aircraft Services, Inc., and Worthington Aviation, LLC (the “Borrowers”) under the Revolving Credit Agreement with Alerus Financial, National Association (“Alerus”) entered into Amendment No. 3 to Credit Agreement (the “Amendment”) with Alerus as well as a $3,000,000 Overline Note and an Amended and Restated Revolving Credit Note in the amount of $14,000,000. The purpose of the new agreements was to memorialize a new $3,000,000 overline revolving loan to cover seasonal borrowing needs and to remove certain borrowers from the loan obligations that have no further borrowing needs. The maturity date of the overline loan is October 31, 2025 or such earlier date on which the overline note becomes due and payable. The overline loan bears interest at the greater of five (5%) percent or the CME one-month term SOFR rate. The overline loan is secured by the terms of Security Agreement dated as of August 29, 2024. The co-borrowers released from the revolving credit agreement (including the overline note) are: AirCo, LLC, Airco 2, LLC, AirCo Services, LLC, and Stratus Aero Partners, LLC. The Amendment and the Overline Loan are effective March 31, 2025.

The foregoing summary of the terms of the Amendment and Overline Note are qualified in their entirety by reference to the Overline Note, the Amendment and the Amended and Restated Promissory Note filed as Exhibits 10.1, 10.2 and 10.3 herewith, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	$3,000,000 Overline Note to Alerus Financial, National Association dated March 31, 2025
10.2
Amendment No. 3 to Credit Agreement by and among AirCo, LLC, Airco 2, LLC, Air’Zona Aircraft Services, Inc., AirCo Services, LLC, CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Stratus Aero Partners, LLC, Worldwide Aircraft Services, Inc., and Worthington Aviation, LLC and Alerus Financial, National Association effective March 31, 2025.

10.3	$14,000,000 Amended and Restated Revolving Credit Note to Alerus Financial, National Association dated March 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2025

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer